Vanguard Growth Index Fund

Supplement dated April 26, 2019, to the Prospectus and
Summary Prospectus Dated April 26, 2019

Prospectus and Summary Prospectus Changes

The following is added under the heading “Principal Risks”:

• Nondiversification Risk. Due to a recent index rebalance and in order to closely track the composition of the Fund’s target index, more than 25% of the
Fund’s total assets are invested in issuers representing more than 5% of the
Fund’s total assets. As a result, the Fund is nondiversified under the
Investment Company Act of 1940, although it continues to hold more than 300 stocks across a number of sectors. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 09A 042019